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                                 MORGAN STANLEY
                         IXIS Real Estate Capital Trust
                                    2005-HE3
                                   All records

Table of Contents

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State

1. Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                               Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted     Weighted
                                      Number      Cut-off      Cut-off     Average      Average     Average     Weighted
                                        of          Date         Date       Gross      Remaining    Combined    Average
                                     Mortgage    Principal    Principal    Interest      Term       Original      FICO
Purpose                                Loans    Balance ($)    Balance     Rate (%)    (months)       LTV        Score
--------------------------------------------------------------------------------------------------------------------------
Purchase                                 1,463   272,853,852       42.95       7.184          350       82.76         664
--------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                      128    19,303,074        3.04       7.569          352       81.84         614
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      2,023   343,181,725       54.02       7.712          353       78.49         604
--------------------------------------------------------------------------------------------------------------------------
Total:                                   3,614   635,338,651      100.00       7.481          352       80.43         630
--------------------------------------------------------------------------------------------------------------------------

2. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                               Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted     Weighted
                                      Number      Cut-off      Cut-off     Average      Average     Average     Weighted
                                        of          Date         Date       Gross      Remaining    Combined    Average
                                     Mortgage    Principal    Principal    Interest      Term       Original      FICO
Range of Combined Original LTV         Loans    Balance ($)    Balance     Rate (%)    (months)       LTV        Score
Ratios (%)
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                1        99,082        0.02       6.875          357       13.97         583
--------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                4       243,280        0.04       7.807          295       17.97         584
--------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                               12       937,002        0.15       7.080          358       22.74         639
--------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                               10       856,615        0.13       7.171          358       28.12         649
--------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                               12     1,032,082        0.16       7.502          328       32.27         604
--------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                               19     1,766,243        0.28       7.442          345       37.82         588
--------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                               30     3,906,347        0.61       7.820          341       42.64         577
--------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                               52     7,065,981        1.11       7.746          351       48.17         589
--------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                               40     5,281,539        0.83       7.537          349       52.75         589
--------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                               66     9,854,494        1.55       7.556          355       58.17         584
--------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                              128    22,637,268        3.56       7.418          352       63.44         586
--------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                              176    31,707,124        4.99       7.671          354       68.72         585
--------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                              230    43,018,656        6.77       7.537          355       73.99         593
--------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                            1,294   279,051,078       43.92       6.936          356       79.82         655
--------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                              390    71,953,895       11.33       7.811          355       84.35         601
--------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                              517    92,141,381       14.50       7.905          355       89.58         623
--------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                              202    34,695,995        5.46       8.143          352       94.77         634
--------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                             431    29,090,588        4.58       9.396          293       99.95         667
--------------------------------------------------------------------------------------------------------------------------
Total:                                   3,614   635,338,651      100.00       7.481          352       80.43         630
--------------------------------------------------------------------------------------------------------------------------
Minimum: 13.97
Maximum: 100.00
Weighted Average: 80.43

3. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                               Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted     Weighted
                                      Number      Cut-off      Cut-off     Average      Average     Average     Weighted
                                        of          Date         Date       Gross      Remaining    Combined    Average
                                     Mortgage    Principal    Principal    Interest      Term       Original      FICO
Documentation Level                    Loans    Balance ($)    Balance     Rate (%)    (months)       LTV        Score
--------------------------------------------------------------------------------------------------------------------------
Stated Documentation                     1,517   312,476,790       49.18       7.449          352       80.46         649
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                       2,008   309,508,896       48.72       7.506          353       80.34         611
--------------------------------------------------------------------------------------------------------------------------
Limited                                     62     8,341,838        1.31       7.459          344       79.85         639
--------------------------------------------------------------------------------------------------------------------------
No Documentation                            15     2,996,122        0.47       7.964          353       85.38         678
--------------------------------------------------------------------------------------------------------------------------
No Ratio                                     4     1,202,363        0.19       7.561          355       82.93         621
--------------------------------------------------------------------------------------------------------------------------
Full or Alternate Documentation              8       812,642        0.13       8.223          357       87.92         632
--------------------------------------------------------------------------------------------------------------------------
Total:                                   3,614   635,338,651      100.00       7.481          352       80.43         630
--------------------------------------------------------------------------------------------------------------------------

4. Geographic Distribution by State

--------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                               Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted     Weighted
                                      Number      Cut-off      Cut-off     Average      Average     Average     Weighted
Geographic                              of          Date         Date       Gross      Remaining    Combined    Average
Distribution                         Mortgage    Principal    Principal    Interest      Term       Original      FICO
by State                               Loans    Balance ($)    Balance     Rate (%)    (months)       LTV        Score
--------------------------------------------------------------------------------------------------------------------------
Alabama                                     55     4,557,796        0.72       9.209          341       81.86         598
--------------------------------------------------------------------------------------------------------------------------
Alaska                                       3       572,350        0.09       7.134          357       79.45         682
--------------------------------------------------------------------------------------------------------------------------
Arizona                                    113    17,391,855        2.74       7.458          353       83.01         628
--------------------------------------------------------------------------------------------------------------------------
Arkansas                                    46     2,909,216        0.46       9.734          342       83.51         594
--------------------------------------------------------------------------------------------------------------------------
California                                 859   234,493,727       36.91       6.931          352       78.77         644
--------------------------------------------------------------------------------------------------------------------------
Colorado                                    66    10,594,801        1.67       7.533          349       84.27         641
--------------------------------------------------------------------------------------------------------------------------
Connecticut                                 33     5,459,387        0.86       7.714          351       83.30         610
--------------------------------------------------------------------------------------------------------------------------
Delaware                                     8     1,084,931        0.17       8.857          357       76.75         589
--------------------------------------------------------------------------------------------------------------------------
District of Columbia                         3       914,436        0.14       7.727          357       73.22         603
--------------------------------------------------------------------------------------------------------------------------
Florida                                    678   104,316,126       16.42       7.626          350       81.44         631
--------------------------------------------------------------------------------------------------------------------------
Georgia                                     65     7,676,067        1.21       8.809          355       82.63         617
--------------------------------------------------------------------------------------------------------------------------
Hawaii                                      10     2,642,481        0.42       7.213          353       77.38         652
--------------------------------------------------------------------------------------------------------------------------
Idaho                                       21     2,073,246        0.33       7.774          347       77.98         649
--------------------------------------------------------------------------------------------------------------------------
Illinois                                   112    17,975,907        2.83       7.516          355       84.49         620
--------------------------------------------------------------------------------------------------------------------------
Indiana                                     40     3,826,506        0.60       8.352          355       88.14         616
--------------------------------------------------------------------------------------------------------------------------
Iowa                                        25     2,017,836        0.32       9.097          352       86.57         595
--------------------------------------------------------------------------------------------------------------------------
Kansas                                      27     2,268,639        0.36       8.545          345       86.41         615
--------------------------------------------------------------------------------------------------------------------------
Kentucky                                    30     3,064,977        0.48       8.364          352       86.63         614
--------------------------------------------------------------------------------------------------------------------------
Louisiana                                   36     2,829,089        0.45       9.052          350       82.63         592
--------------------------------------------------------------------------------------------------------------------------
Maine                                       11     1,454,407        0.23       9.642          358       77.06         586
--------------------------------------------------------------------------------------------------------------------------
Maryland                                    57    10,841,014        1.71       7.365          355       75.51         614
--------------------------------------------------------------------------------------------------------------------------
Massachusetts                               45    12,018,909        1.89       7.616          358       79.01         622
--------------------------------------------------------------------------------------------------------------------------
Michigan                                   102    11,277,913        1.78       8.163          354       84.00         605
--------------------------------------------------------------------------------------------------------------------------
Minnesota                                   28     4,590,266        0.72       8.169          353       83.00         606
--------------------------------------------------------------------------------------------------------------------------
Mississippi                                 50     4,276,681        0.67       9.020          341       84.97         604
--------------------------------------------------------------------------------------------------------------------------
Missouri                                    49     5,166,045        0.81       8.076          355       83.14         622
--------------------------------------------------------------------------------------------------------------------------
Montana                                      2       402,677        0.06       6.796          354       78.64         640
--------------------------------------------------------------------------------------------------------------------------
Nebraska                                     7       539,402        0.08       9.622          357       91.55         574
--------------------------------------------------------------------------------------------------------------------------
Nevada                                     104    20,460,694        3.22       7.130          355       80.31         649
--------------------------------------------------------------------------------------------------------------------------
New Hampshire                                8     1,666,964        0.26       7.161          358       77.59         619
--------------------------------------------------------------------------------------------------------------------------
New Jersey                                  93    19,579,280        3.08       8.076          356       77.09         603
--------------------------------------------------------------------------------------------------------------------------
New Mexico                                   5       691,720        0.11       8.064          357       92.53         628
--------------------------------------------------------------------------------------------------------------------------
New York                                    74    16,807,053        2.65       7.648          356       77.03         617
--------------------------------------------------------------------------------------------------------------------------
North Carolina                              70     7,458,099        1.17       8.803          350       85.30         608
--------------------------------------------------------------------------------------------------------------------------
Ohio                                        58     6,945,478        1.09       8.227          357       85.92         602
--------------------------------------------------------------------------------------------------------------------------
Oklahoma                                    30     1,990,657        0.31       8.963          354       81.67         610
--------------------------------------------------------------------------------------------------------------------------
Oregon                                      70    10,469,918        1.65       7.092          353       81.27         633
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                               101    10,720,508        1.69       8.373          353       80.05         601
--------------------------------------------------------------------------------------------------------------------------
Rhode Island                                18     3,503,864        0.55       7.828          357       79.13         606
--------------------------------------------------------------------------------------------------------------------------
South Carolina                               3       377,915        0.06       8.309          355       85.66         578
--------------------------------------------------------------------------------------------------------------------------
South Dakota                                 4       621,316        0.10       8.925          358       85.82         619
--------------------------------------------------------------------------------------------------------------------------
Tennessee                                   57     5,476,580        0.86       8.250          348       83.19         625
--------------------------------------------------------------------------------------------------------------------------
Texas                                       94     9,236,542        1.45       7.900          337       85.14         638
--------------------------------------------------------------------------------------------------------------------------
Utah                                        13     1,608,953        0.25       7.837          351       83.65         612
--------------------------------------------------------------------------------------------------------------------------
Vermont                                      1       144,277        0.02      10.700          356       85.00         574
--------------------------------------------------------------------------------------------------------------------------
Virginia                                    97    18,728,506        2.95       7.640          353       78.09         611
--------------------------------------------------------------------------------------------------------------------------
Washington                                  91    17,596,949        2.77       7.187          355       80.98         646
--------------------------------------------------------------------------------------------------------------------------
West Virginia                               19     1,660,770        0.26       9.086          356       81.62         588
--------------------------------------------------------------------------------------------------------------------------
Wisconsin                                   17     1,718,951        0.27       8.037          342       86.12         611
--------------------------------------------------------------------------------------------------------------------------
Wyoming                                      6       636,974        0.10       8.917          352       83.83         558
--------------------------------------------------------------------------------------------------------------------------
Total:                                   3,614   635,338,651      100.00       7.481          352       80.43         630
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50